Exhibit 10.36

FIRST AMENDMENT TO SECURITY AGREEMENT
This First Amendment to Security Agreement (this “Amendment”) is entered into as of November 19, 2014 by and among WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”) and MAXWELL TECHNOLOGIES, INC. (“Debtor”).

RECITALS
Debtor and Bank are parties to that certain Security Agreement dated as of December 5, 2011, as amended from time to time (the “Agreement”). Debtor and Bank desire to amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:
1.Schedule 5(b) attached to the Agreement hereby is replaced with Schedule 5(b) attached hereto.
2.No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Debtor of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
3.Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.
4.Debtor represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.
5.As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank:
(a)    this Amendment, duly executed by Debtor; and
(c)    the Seventh Amendment to Credit Agreement, duly executed by Debtor.
6.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

MAXWELL TECHNOLOGIES, INC.	WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ Kevin Royal Name: Kevin Royal Title: Sr. V.P. and Chief Financial Officer	By: /s/ Dennis Kim Name: Dennis Kim Title: Vice President

[Signature Page to First Amendment to Security Agreement]